Statements of comprehensive income (loss) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Income
Net realized gains (losses) on redemptions and sales of silver bullion (note 6)	$ (8,316)
Change in unrealized gains (losses) on silver bullion (note 6)	(21,388)	123,466
Other income	486	168
	(29,218)	123,634
Expenses
Management fees (note 8)	18,216	15,801
Bullion storage fees	3,562	2,924
Sales tax	1,543	997
Listing and regulatory filing fees	465	242
Unitholder reporting costs	250	208
Administrative fees	124	125
Audit fees	79	68
Legal fees	72	20
Independent Review Committee fees	7	10
Trustee fees	3	4
Custodial fees	3	4
Net foreign exchange losses (gains)	(7)	12
	24,317	20,415
Net income (loss) and comprehensive income (loss)	$ (53,535)	$ 103,219
Weighted average number of Units	492,276,756	455,153,130
Increase (decrease) in total equity from operations per Unit	$ (0.11)	$ 0.23